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                                                                  Exhibit 10.25
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                                WARRANT AGREEMENT

                               DATED JUNE 12, 2000

                                 by and between

                                 UBIQUITEL INC.

                                       and

               DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION








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                                TABLE OF CONTENTS


                                                                                                      PAGE

Section 1.    Certain Definitions.......................................................................1

Section 2.    Issuance of Warrants......................................................................2

Section 3.    Execution of Warrant Certificates.........................................................2

Section 4.    Registration of Transfers and Exchanges...................................................3

        4.2       Legends...............................................................................3

        4.3       Obligations with Respect to Transfers and Exchanges of Warrants.......................4

Section 5.    Terms of Warrants; Exercise of Warrants...................................................5

Section 6.    Payment of Taxes..........................................................................6

Section 7.    Mutilated or Missing Warrant Certificates.................................................6

Section 8.    Reservation of Warrant Shares.............................................................6

Section 9.    Obtaining Stock Exchange Listings.........................................................7

Section 10.   Adjustment of Exercise Price and Number of Warrant Shares Issuable........................7

        10.1      Stock Splits, Combinations, etc.......................................................7

        10.2      Reclassification, Combinations, Mergers, etc..........................................7

        10.3      Issuance of Options or Convertible Securities.........................................8

        10.4      Dividends and Distributions...........................................................9

        10.5      Fair Market Value.....................................................................9

        10.6      Certain Distributions................................................................10

        10.7      Consideration Received...............................................................10

        10.8      Deferral of Certain Adjustments......................................................10

        10.9      Changes in Options and Convertible Securities........................................10

        10.10     Expiration of Options and Convertible Securities.....................................11

        10.11     Other Adjustments....................................................................11

        10.12     No Adjustment Required...............................................................11

Section 11.   Statement on Warrants....................................................................12

Section 12.   Fractional Interest......................................................................12

Section 13.   Notices to Warrant Holders...............................................................12

Section 14.   Reports..................................................................................13

Section 15.   Notices to Company.......................................................................13

Section 16.   Supplements and Amendments...............................................................14

Section 17.   Successors...............................................................................14


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                               TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                     PAGE

Section 18.   Termination..............................................................................14

Section 19.   Governing Law............................................................................14

Section 20.   Benefits of This Agreement...............................................................15

Section 21.   Counterparts.............................................................................15

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                                       ii
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                  WARRANT AGREEMENT, dated as of June 12, 2000 (this
"AGREEMENT"), between UBIQUITEL INC., a Delaware corporation (together with any and all successors thereto, the "COMPANY"), and DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION, as initial Holder of the Warrants described herein.
Unless otherwise noted, capitalized terms have the meanings set forth in Section
1 below.

                  WHEREAS, the Company proposes to issue common stock warrants, as hereinafter described (the "WARRANTS"), initially exercisable to purchase an aggregate of 86,183 shares of the common stock, $0.0005 par value ("COMMON
STOCK"), of the Company;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for the purpose of defining the respective rights and obligations of the Company and the Holders, the parties hereto agree as follows:

                  Section 1. CERTAIN DEFINITIONS. (a) As used in this Agreement, the following terms shall have the following respective meanings:

                  "Board of Directors" means (1) in respect of a limited liability company, the board of advisors of the Company; (2) in respect of a corporation, the board of directors of the corporation, or any authorized committee thereof; and (3) in respect of any other Person, the board or committee of that Person serving a similar function.

                  "Business Day" means any day other than a Legal Holiday.

                  "Capital Stock" means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                  "Common Stock" means the voting common stock, $0.0005 par value, of the Company or its successors and any other class of series of common equity equivalent shares of the Company or its successors.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any successor act), and the rules and regulations thereunder.

                  "Excluded Securities" shall have the meaning set forth in
Section 10.12.

                  "Exercisability Date" means June 12, 2001.

                  "Exercise Price" means the purchase price per share of Common
Stock to be paid upon the exercise of each Warrant in accordance with the terms hereof, which price shall initially be $8.00 per share, subject to adjustment from time to time pursuant to Section 10 hereof.

                  "Expiration Date" means June 12, 2005.


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

                  "Fair Market Value" means the current price per share of the Common Stock or the Warrant Shares, as applicable, as determined under Section
10.5 hereof.

                  "Holder" means a registered holder of Warrants.

                  "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If any action is required to be taken on a date that is a Legal Holiday, such action may be taken on the next succeeding day that is not a Legal Holiday.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, including any subdivision or ongoing business of any such entity or substantially all of the assets of any such entity, subdivision or business.

                  "Registration Rights Agreement" means that Registration Rights
Agreement, dated as of the date hereof, between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, relating to registration of the resale and exercise of Warrants and resale of the shares of Common Stock issuable thereunder under the Securities Act.

                  "Transfer Restricted Securities" shall have the meaning set forth in the Registration Rights Agreement.

                  "SEC" means the Securities and Exchange Commission, or any successor agency or body performing substantially similar functions.

                  "Securities Act" means the Securities Act of 1933, as amended
(or any successor act), and the rules and regulations thereunder.

                  "Warrant Shares" means up to 86,183 shares of Common Stock issued or issuable upon the exercise of the Warrants, subject to adjustment from time to time pursuant to Section 10 hereof.

                  (b) Other terms are defined in the respective sections set forth below.

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Term                                                                          Defined in Section
----                                                                          ------------------

Convertible Securities.......................................................................10.3
Distribution.................................................................................10.3
Excluded Securities.........................................................................10.12
Options......................................................................................10.3
SEC Reports....................................................................................14
STAMP...........................................................................................5
Time of Determination........................................................................10.5
Transfer Agent..................................................................................7
Warrant Certificates............................................................................3

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                                       2
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                  Section 2. ISSUANCE OF WARRANTS. The Warrants will be issued in the form of one or more certificates in definitive form, substantially in the form of EXHIBIT A.

                  Section 3. EXECUTION OF WARRANT CERTIFICATES. Certificates
(the "WARRANT CERTIFICATES") evidencing the Warrants to be delivered pursuant hereto shall be signed on behalf of the Company by its Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, any Vice President,
Secretary, an Assistant Secretary, Treasurer or an Assistant Treasurer. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Chief
Executive Officer, Chief Financial Officer, any Vice President, Secretary, an
Assistant Secretary, Treasurer or an Assistant Treasurer and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Chief Executive Officer, Chief Financial
Officer, any Vice President, Secretary, an Assistant Secretary, Treasurer or an
Assistant Treasurer, notwithstanding the fact that at the time the Warrant
Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant
Certificates so signed shall have been disposed of by the Company, such Warrant
Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

                  Section 4. REGISTRATION OF TRANSFERS AND EXCHANGES. When
Warrants are presented to the Company with a request:

                  (a) to register the transfer of the Warrants; or

                  (b) to exchange such Warrants for an equal number of Warrants of other authorized denominations,

the Company shall register the transfer or make the exchange as requested if its requirements for such transactions are met; PROVIDED, HOWEVER, that the Warrants presented or surrendered for registration of transfer or exchange:

                           (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company, duly executed by the Holder thereof or by his attorney, duly authorized in writing; and

                           (y) in the case of Transfer Restricted Securities (as defined in the Registration Rights Agreement), such request shall be accompanied by the following additional information and documents, as applicable:

                  (i) if such Transfer Restricted Security is being delivered to the Company by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or


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                  (ii) if such Transfer Restricted Security is being transferred in reliance on an exemption from the registration requirements of the Securities Act (and based on an opinion of counsel if the Company so requests), a certification to that effect.

         4.1      LEGENDS.

                  (a) Except for any Transfer Restricted Security sold or transferred as discussed in clause (b) below, each Warrant Certificate evidencing the Warrants (and all Warrants issued in exchange therefor or substitution thereof) and each certificate representing the Warrant Shares shall be substantially in the form of EXHIBIT A hereto and shall bear a legend in substantially the following form:

"NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN
REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY
STATE SECURITIES OR "BLUE SKY" LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD,
PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) IN A TRANSACTION REGISTERED UNDER
THE ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (B) UPON
RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT
SUCH REGISTRATION OR OTHER QUALIFICATION UNDER THE ACT AND ANY APPLICABLE STATE
SECURITIES OR "BLUE SKY" LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH OFFER,
SALE, PLEDGE OR OTHER TRANSFER.

THIS SECURITY HAS BEEN ISSUED UNDER AND IS SUBJECT TO THE TERMS AND CONDITIONS
OF THAT CERTAIN WARRANT AGREEMENT, DATED AS OF JUNE 12, 2000, BETWEEN UBIQUITEL
INC. AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (AS INITIAL HOLDER
THEREOF), AS SUCH WARRANT AGREEMENT MAY BE AMENDED AND IN EFFECT FROM TIME TO
TIME. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED AT NO CHARGE UPON WRITTEN
REQUEST TO THE COMPANY."

                  (b) Upon any sale or transfer of a Transfer Restricted
Security pursuant to an effective registration statement under the Securities
Act, pursuant to Rule 144 under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that no legend is required, the Company shall permit the Holder thereof to exchange such Transfer Restricted
Security for a Warrant that does not bear the legend set forth in clause (a) above and rescind any restriction on the transfer of such Transfer Restricted
Security.

         4.2      OBLIGATIONS WITH RESPECT TO TRANSFERS AND EXCHANGES OF
WARRANTS.

                  (a) To permit registrations of transfers and exchanges, the Company shall execute in accordance with the provisions of Section 3 and this
Section 4, Warrants as required pursuant to the provisions of this Section 4.

                  (b) All Warrants issued upon any registration of transfer or exchange of Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such registration of transfer or exchange.


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                  (c) Prior to due presentment for registration of transfer or exchange of any Warrant, the Company may deem and treat the Person in whose name any Warrant is registered (the "HOLDER" of such Warrant) as the absolute owner of such Warrant and the Company shall not be affected by notice to the contrary.

                  (d) No service charge shall be made to a Holder for any registration, transfer or exchange.

                  Section 5.   TERMS OF WARRANTS; EXERCISE OF WARRANTS.

                  Subject to the terms of this Agreement, each Warrant Holder shall have the right, which may be exercised commencing at the opening of business on the Exercisability Date and until 5:00 p.m., New York City time, on the Expiration Date to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares; PROVIDED, HOWEVER, that no Holder shall be entitled to exercise such Holder's Warrants at any time, unless, at the time of exercise, (i) a registration statement under the Securities Act relating to the Warrant Shares has been filed with, and declared effective by, the Commission, and no stop order suspending the effectiveness of such registration statement has been issued by the Commission or (ii) the issuance of the Warrant Shares is permitted pursuant to an exemption from the registration requirements of the Securities Act. Subject to the provisions of the following paragraph of this
Section 5, each Warrant not exercised prior to 5:00 p.m., New York City time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants.

                  The Company shall give notice not less than 90 days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of 5:00 p.m., New
York City time, on the Expiration Date. If the Company fails to give such notice, the Warrants will not expire until 90 days after the Company gives such notice; PROVIDED, HOWEVER, in no event will Holders be entitled to any damages or other remedy for the Company's failure to give such notice other than any such extension.

                  A Warrant may be exercised upon surrender to the Company at the principal office of the Company of the certificate or certificates evidencing the Warrant to be exercised with the form of election to purchase on the reverse thereof duly completed and signed, which signature shall be guaranteed by an "eligible guarantor institution" meeting the requirements of membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other signature guarantee program "as may be determined by the Company in addition to, in or substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended," and upon payment to the Exercise Price as adjusted as herein provided, for each of the Warrant Shares in respect of which such Warrant is then exercised. Payment of the aggregate
Exercise Price shall be made by Federal wire transfer to the account designated by the Company or by certified or official bank check, payable to the order of the Company.

                  Subject to the provisions of Section 6 hereof, upon surrender of Warrants and payment of the Exercise Price as provided above by any Holder, the Company shall promptly transfer (or cause its transfer agent and registrar for its Common Stock to transfer) to such Holder a certificate or certificates for the appropriate number of Warrant Shares or other securities or


                                       5

property (including any money) to which such Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by such Holder, and shall deliver such certificate or certificates representing the Warrant Shares and any other securities or property (including any money) to such Holder or any other Person or Persons entitled to receive the same, together with an amount in cash in lieu of any fraction of a share as provided in Section 12. Any such certificate or certificates representing the Warrant Shares shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a Holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  The Warrants shall be exercisable commencing on the Exercisability Date, at the election of the Holders thereof, either in full or from time to time in part, and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall execute and deliver the required new Warrant Certificate or Certificates pursuant to the provisions of this Section 5.

                  All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled by the Company.

                  Section 6. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  Section 7. MUTILATED OR MISSING WARRANT CERTIFICATES. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also reasonably satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                  Section 8. RESERVATION OF WARRANT SHARES. The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  The transfer agent for the Common Stock (the "TRANSFER AGENT") and every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the


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

exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 12. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder of the Warrants pursuant to Section 10 hereof. Prior to the initial underwritten public offering of Capital Stock of the Company, the Company may act as Transfer Agent for the Common Stock.

                  Before taking any action which would cause an adjustment pursuant to Section 10 hereof that would reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants in accordance with the terms of this Agreement (including the payment of the Exercise Price) will, upon issue, be duly and validly issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                  Section 9. OBTAINING STOCK EXCHANGE LISTINGS. The Company will from time to time use its best efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets (including, without limitation, the Nasdaq National Market) within the United States of America, if any, on which other shares of Common Stock are then listed. The Company will obtain and keep all required permits and records in connection with such listing.

                  Section 10. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES ISSUABLE. The number and kind of shares issuable upon exercise of a Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         10.1 STOCK SPLITS, COMBINATIONS, ETC. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its Capital Stock (whether shares of Common Stock or of Capital Stock of any other class), (B) subdivide its outstanding shares of Common Stock, (C) combine its outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of its shares of Common Stock any shares of Capital Stock of the Company, the Exercise Price in effect and the number of Warrant Shares issuable upon exercise of each Warrant immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Capital Stock of the Company which such Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Section 10.1 shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a


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

subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 10.1, the Holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of Capital Stock of the Company, the Board of Directors of the Company (whose good faith determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of Capital Stock.

         10.2 RECLASSIFICATION, COMBINATIONS, MERGERS, ETC. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than as set forth in Section 10.1 and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger or acquisition in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other Capital Stock issuable upon exercise of the Warrants) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation, as the case may be, shall forthwith make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance equivalent in value to the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation, that issuer shall join in the supplemental warrant agreement. The above provisions of this Section 10.2 shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         10.3 ISSUANCE OF OPTIONS OR CONVERTIBLE SECURITIES. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock (x) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock (any such rights, warrants or options being referred to herein as "OPTIONS") or (y) any stock or securities convertible into or exchangeable for Common Stock (any such convertible or exchangeable stock being referred to herein as "CONVERTIBLE SECURITIES") or any Options to acquire Convertible Securities, whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the Fair Market Value per share of Common Stock on the record date for the issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called a "DISTRIBUTION"), then, effective upon such Distribution, (I) the Exercise Price of each Warrant shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the Fair Market Value per share of Common Stock on the date of such Distribution plus
(ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the Fair Market Value per share of Common Stock on the record date for such Distribution and (II) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such Distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (I) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in Sections 10.9 and 10.10 below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

         10.4 DIVIDENDS AND DISTRIBUTIONS. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock (x) any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities as to which an adjustment has been made pursuant to
Section 10.1 or 10.3 hereof and (ii) any cash dividend or other cash distributions from current or retained earnings), or (y) any options, warrants or other rights to subscribe for or purchase any of the foregoing, then (A) the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Fair Market Value per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets, options, warrants or subscription or purchase rights, and the denominator of which shall be such Fair Market Value per share of Common Stock and (B) the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment required by clause (A) of this sentence and the denominator of which shall be the Exercise Price in effect immediately after such adjustment. The adjustments required by this Section 10.4 shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         10.5 FAIR MARKET VALUE. For the purpose of any computation of Fair Market Value under this Section 10 or Section 12, the Fair Market Value per share of Common Stock at any date shall be (x) for purposes of Section 12, the closing price on the Business Day immediately prior to the exercise of the applicable Warrant pursuant to Section 5 and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "TIME OF DETERMINATION" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Fair Market Value is to be computed and
(B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Sections 10.1, 10.2, 10.3 or 10.4. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by Nasdaq National Market or any comparable system. In the absence of all of the foregoing, or if for any other reason the Fair Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 10.5, the Fair Market Value per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         10.6 CERTAIN DISTRIBUTIONS. If the Company shall pay a dividend or make any other distribution to all holders of Common Stock payable in Options or Convertible Securities, then, for purposes of Section 10.4 above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

         10.7 CONSIDERATION RECEIVED. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; PROVIDED, HOWEVER, that if such Options have an exercise price equal to or greater than the Fair Market Value of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

         10.8 DEFERRAL OF CERTAIN ADJUSTMENTS. No adjustment to the Exercise Price (including the related adjustment to the number of shares of Common Stock purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent of the Exercise Price; PROVIDED that any adjustments which by reason of this
Section 10.8 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 10 shall be made to the nearest 1/1,000 of one cent or to the nearest 1/1000 of a share, as the case may be.

         10.9 CHANGES IN OPTIONS AND CONVERTIBLE SECURITIES. If the exercise price provided for in any Options referred to in Section 10.3 above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in Section 10.3 above, or the rate at which any Convertible Securities referred to in Section 10.3 above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 10), the Exercise Price then in effect and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of shares of Common Stock so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         10.10 EXPIRATION OF OPTIONS AND CONVERTIBLE SECURITIES. If, at any time after any adjustment to the Exercise Price or number of shares of Common Stock purchasable upon the exercise of each Warrant shall have been made pursuant to Sections 10.3 or 10.9 above or this Section 10.10, any Options or Convertible Securities shall have expired unexercised, the number of such shares so purchasable shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; PROVIDED THAT no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 10 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

         10.11 OTHER ADJUSTMENTS. In the event that at any time, as a result of an adjustment made pursuant to this Section 10, the Holders shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of the Warrants and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 10.

         10.12 NO ADJUSTMENT REQUIRED. Without limiting any other exception contained in this Section 10, and in addition thereto, no adjustment will be made for:
                  (i) exercises or conversions of any Options or Convertible Securities outstanding on the date hereof (to the extent in accordance with the terms of such securities as in effect on the date of this Agreement);

                  (ii) issuances of Options, Convertible Securities or Common Stock to employees, directors or consultants of the Company or any of its subsidiaries pursuant to a plan approved by the Board of Directors of the Company;

                  (iii) rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest;

                  (iv) issuances of Options, Convertible Securities or Common Stock in bona fide public offerings or private placements pursuant to Section 4(2) of the Securities Act, Regulation D thereunder or Regulation S, involving at least one investment bank of national reputation;

                  (v) issuances of Options, Convertible Securities or Common Stock in connection with the establishment of commercial bank facilities, capital lease obligations or other issuances of primarily debt obligations or securities; or

                  (vi) issuances of Options, Convertible Securities or Common Stock in connection with mergers and acquisitions with non-affiliated third parties (the shares of Common Stock, Options or Convertible Securities set forth in clauses (i) through (vii) being referred to as "EXCLUDED SECURITIES").

The Exercise Price will in no event be less than the par value of the Common Stock; PROVIDED, HOWEVER, the foregoing minimum Exercise Price shall not be applicable for purposes of determining adjustments to the number of shares issuable upon exercise of a Warrant.

                  Section 11. STATEMENT ON WARRANTS. Irrespective of any adjustment in the number or kind of shares issuable upon the exercise of the Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  Section 12. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section 12, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall direct the Transfer Agent to pay an amount in cash calculated by it to equal the then Fair Market Value per share multiplied by such fraction computed to the nearest whole cent. The Holders, by their acceptance of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate representing a fraction of a share of Common Stock.

                  Section 13. NOTICES TO WARRANT HOLDERS. Upon any adjustment of the Exercise Price pursuant to Section 10, the Company shall promptly thereafter cause to be delivered to the Holders a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein.

                  In case:

                  (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

                  (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock or distributions referred to in Section 10 hereof); or

                  (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

                  then the Company shall cause to be given to each of the registered Holders of the Warrant Certificates at such Holder's address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 13 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action. Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the Holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company.

                  Section 14. REPORTS. Whether or not required by the rules and regulations of the Commission, so long as any Warrants are outstanding, the Company will furnish to the holders of Warrants upon request (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if the Company were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by the Company's certified independent accountants, and (ii) all current reports that would be required to be filed with the Commission on Form 8-K if the Company were required to file such reports, in each case within the time periods specified in the Commissions rules and regulations (the information and reports in clauses (i) and (ii), collectively, "SEC REPORTS").

                  Section 15. NOTICES TO COMPANY. Any notice or demand authorized by this Agreement to be given or made by the Holder of any Warrant Certificate to the Company shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is given to such Holder in writing by the Company), as follows:

                           UbiquiTel Inc.
                           1 Bala Plaza, Suite 402
                           Bala Cynwyd, Pennsylvania 19004
                           Telecopy:        (610) 660-9558
                           Telephone:       (610) 660-9510
                           Attention:       Donald A. Harris

                  with copies to:


                           Greenberg & Traurig, LLP
                           1750 Tysons Boulevard
                           Tysons Corner, Virginia 22102
                           Telecopy:        (703) 749-1301
                           Telephone:       (703) 749-1300
                           Attention:       Lee R. Marks, Esq.

                  and:
                           Greenberg & Traurig, P.A.
                           1221 Brickell Avenue, 21st Floor
                           Miami, Florida  33131
                           Telecopy:        (305) 579-0500
                           Telephone:       (305) 579-0717
                           Attention:       Rebecca R. Orand, Esq.

                  Section 16. SUPPLEMENTS AND AMENDMENTS. Any amendment or supplement to this Agreement shall require the written consent of the Company and Holders representing a majority of the then outstanding Warrants; PROVIDED, HOWEVER, that the consent of each Holder of a Warrant affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided for in Section 10 hereof or amendments to Section 10 which can be made by the written consent of Holders representing a majority of the then outstanding Warrants).

                  Section 17. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 18. TERMINATION. This Agreement (other than any party's obligations with respect to Warrants previously exercised) shall terminate at 5:00 p.m., New York City time on the Expiration Date.

                  Section 19. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF.

                  Section 20.   BENEFITS OF THIS AGREEMENT.

                  (a) Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the Holders of the Warrant Certificates.

                  (b) Prior to the exercise of the Warrants, no Holder of a Warrant Certificate, as such, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to receive dividends or subscription rights, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein. The Holders of the Warrants are not entitled to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs.

                  (c) All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of any Warrant, without the consent of the Holder of any other Warrant, may, on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such Holder's Warrants in the manner provided in this Agreement.

                  Section 21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                             UBIQUITEL INC.



                             By:
                                ------------------------------------------------
                                Name:
                                Title:




                             DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION



                             By:
                                ------------------------------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A


                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

NEITHER THIS SECURITY NOR THE COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) IN A TRANSACTION REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS, OR (B) UPON RECEIPT OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR OTHER QUALIFICATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER.

THIS SECURITY HAS BEEN ISSUED UNDER AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN WARRANT AGREEMENT, DATED AS OF JUNE 12, 2000, BETWEEN UBIQUITEL INC. AND DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION (AS INITIAL HOLDER THEREOF), AS SUCH WARRANT AGREEMENT MAY BE AMENDED AND IN EFFECT FROM TIME TO TIME. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED AT NO CHARGE UPON WRITTEN REQUEST TO THE COMPANY.

                                 UBIQUITEL INC.



No. ____________

                        WARRANTS TO PURCHASE COMMON STOCK

                  This certifies that _______________________, or its registered assigns, is the owner of Warrants initially representing the right to purchase, after June 12, 2001 (the "EXERCISABILITY DATE"), up to ____________ shares (the "WARRANT SHARES") of the Common Stock, par value $0.0005 per share (the "COMMON Stock"), of UbiquiTel Inc., a Delaware corporation (the "COMPANY"), at an exercise price (the "EXERCISE PRICE") of $8.00 per share of Common Stock (subject to adjustment as provided in the Warrant Agreement referred to below), upon surrender hereof at the office of the Company (as set forth in the Warrant Agreement) with the Subscription Form on the reverse hereof duly executed, with signature guaranteed as therein specified and simultaneous payment in full by Federal wire transfer to the account designated by the Company or by certified or official bank or bank cashier's check payable to the order of the Company. At any time after the Exercisability Date and on or before the Expiration Date, any outstanding Warrants may be exercised on any Business Day; PROVIDED, HOWEVER, that a Registration Statement relating to the Warrants is, at the time of exercise, effective and available for the exercise of Warrants or the exercise of such Warrants is exempt from the registration requirements of the Securities Act.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated June 12, 2000 (the "WARRANT AGREEMENT"), between the Company and Donaldson, Lufkin & Jenrette Securities Corporation, as initial Holder thereunder, and is subject to the Certificate of Incorporation and Bylaws of the Company and to the terms and provisions contained therein, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The terms of the Warrant Agreement are hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in such agreements.

                  The number of Warrant Shares purchasable upon the exercise of each Warrant and the price per share are subject to adjustment as provided in the Warrant Agreement. Except as stated in the Warrant Agreement, in the event the Company merges or consolidates with, or sells all or substantially all of its assets to, another Person, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of shares of Capital Stock or other securities or the amount of money and other property which the Holder of the number of Warrant Shares (or other securities or property issuable upon exercise of a Warrant) purchasable upon the exercise of the Warrant is entitled to receive upon completion of such merger, consolidation or sale.

                  As to any final fraction of a share which the same Holder of one or more Warrant Certificates would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company may pay the cash value thereof determined as provided in the Warrant Agreement.

                  All Warrant Shares issuable by the Company upon the exercise of Warrants shall be validly issued, fully paid and not subject to any calls for funds, and the Company shall pay any taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery thereof upon exercise of Warrants (other than income taxes imposed on the Holder). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares (including other securities or property issuable upon the exercise of the Warrants) or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise of a Warrant and in case of such transfer or payment, the Company shall not be required to issue any share certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's satisfaction that no such tax or charge is due.

                  Subject to the restrictions on and conditions to transfer set forth in Section 4 of the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in whole or in part, on the register of the Company maintained by the Company for such purpose at the Company's principal executive office, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or such Holder's attorney duly authorized in writing and by such other documentation required pursuant to the Warrant Agreement and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Company will sign and issue and deliver to such Holder a new Warrant Certificate or Certificates with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Accordingly, the Company shall not, except as ordered by a court of competent jurisdiction as required by law, be bound to recognize any equitable or other claim to or interest in the Warrants on the part of any Person other than such registered Holder, whether or not it shall have express or other notice thereof.

                  This Warrant Certificate may be exchanged at the principal executive office of the Company for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

                  Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote or to consent to any action of the shareholders, to receive any distributions, to exercise any preemptive right or to receive any notice of meetings of shareholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

                  This Warrant Certificate shall be void and all rights evidenced hereby shall cease on June 12, 2005, unless sooner terminated by the liquidation, dissolution or winding-up of the Company or as otherwise provided in the Warrant Agreement upon the consolidation or merger of the Company with, or sale of the Company to, another Person or unless such date is extended as provided in the Warrant Agreement.

                  This Warrant Certificate shall not be valid for any purpose until it shall have been signed by the Company.

                                            UBIQUITEL INC.



                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


Dated:

                                SUBSCRIPTION FORM

                 (To be executed only upon exercise of Warrant)


To:      UbiquiTel Inc.
         1 Bala Plaza, Suite 402
         Bala Cynwyd, Pennsylvania 19004
         Attention:  Chief Financial Officer


                  The undersigned irrevocably exercises Warrants to purchase ___________ shares of Common Stock represented by this Warrant Certificate and herewith makes payment of $_________ (such payment being by Federal wire transfer to the account designated by UbiquiTel Inc. or by certified or official bank or bank cashier's check payable to the order or at the direction of UbiquiTel Inc.), all at the exercise price and on the terms and conditions specified in this Warrant Certificate and in the Warrant Agreement referred to herein and surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Stock, par value $0.001 per share, of UbiquiTel Inc. deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.





    Dated:  _______________
                                         _______________________________________
                                         (Signature of Owner)

                                         _______________________________________
                                         (Street Address)

                                         _______________________________________
                                         (City)           (State)     (Zip Code)

                                         Signature Guaranteed By:


                                         _______________________________________
                                         Signatures must be guaranteed by an
                                         "eligible guarantor institution"
                                         meeting the requirements of membership
                                         or participation in the Security
                                         Transfer Agent Medallion Program
                                         ("STAMP") or such other "signature
                                         guarantee program" as may be determined
                                         by the Company in addition to, or in
                                         substitution for, STAMP, all in
                                         accordance with the Securities Exchange
                                         Act of 1934, as amended.

Securities and/or check or other property to be issued or delivered to:

Please insert social security or identifying number: _______________________

Name:  _______________________________________

Street Address:  ________________________________

City, State and Zip Code:  ________________________


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


                               FORM OF ASSIGNMENT

                  In consideration of monies or other valuable consideration received from the Assignee(s) named below, the undersigned registered Holder of this Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the right of the undersigned under this Warrant Certificate, with respect to the number of Warrants set forth below:

Name(s) of Assignee(s):_________________________________________________________

Address:________________________________________________________________________

No. of Warrants:________________________________________________________________

Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint _________________________ the undersigned's attorney to make such transfer on the books of___________________ maintained for the purposes, with full power of substitution in the premises.

                  In connection with any transfer of Warrants, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [CHECK ONE]

/ /        (a)    these Warrants are being transferred in compliance with the exemption from registration under the United States Securities
                  Act of 1933, as amended, provided by Rule 144A thereunder.
                                       OR

/ /        (b)    these Warrants are being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Warrant Certificate and the Warrant Agreement.

                                       OR

/ /        (c)    these Warrants are being transferred pursuant to an effective registration statement under the United States Securities Act of 1933, as amended.


                  If none of the foregoing boxes is checked, the Company shall not be obligated to register the Warrants in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 4 of the Warrant Agreement shall have been satisfied.

Dated: __________________

                                 _______________________________________________
                                 (Signature of Owner)

                                 _______________________________________________
                                 (Street Address)

                                 _______________________________________________
                                 (City)             (State)           (Zip Code)


                                 Signature Guaranteed By:


                                 _______________________________________________
                                 Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Company in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing the Warrant(s) for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the United States Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding UbiquiTel Inc. as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.



Dated:__________________

                                  ______________________________________________
                                  [NOTE: To be executed by an executive officer]


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